Related Party Transactions	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Related Party Transactions

14. Related party transactions

The Company analyzed its transactions with related parties for the years ended December 31, 2021, 2020 and 2019, and determined it had the following material transactions that have not been described elsewhere in the financial statements.

During the year ended December 31, 2019, $0.1 million was charged to the company by Syncona Investment Management Limited for management fees and other costs incurred on behalf of the Company. No such transaction was incurred during the year ended December 31, 2021 and 2020. Syncona Investment Management is a subsidiary of Syncona Limited.